Exhibit 1.1

UNDERWRITING AGREEMENT

_______ __, 2025

Kingswood Capital Partners, LLC

7280 W. Palmetto Park Rd.

Suite 301

Boca Raton, FL 33433

As Representative of the Underwriters named on Annex A hereto

Ladies and Gentlemen:

The undersigned, JFB Construction Holdings., a Nevada corporation (the “Company”), hereby confirms its agreement (this “Agreement”) with the several underwriters named herein (the “Underwriters” and each an “Underwriter”), for whom Kingswood Capital Partners, LLC is acting as lead managing underwriter, bookrunner and representative (in such capacity, the “Representative,” and if there are no underwriters other than the Representative, the term Representative as used herein shall have the same meaning as Underwriter) to issue and sell to the Underwriters an aggregate of 1,250,000 immediately detachable units of the Company (“Units”) to be sold by the Company (the “Firm Securities”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Share”), and one warrant of the Company (“Warrant”), where each Warrant entitles the holder to purchase one Share for an exercise price of $5.50 per share, subject to adjustment as provided in the Warrant. The Company has also granted to the Representative an option (the “Over-Allotment Option”) to purchase up to 187,500 additional Units (the “Option Units”), or up to 187,500 Shares (the “Option Shares”) and up to 187,500 Warrants (the “Option Warrants”, and collectively with the Option Units and Options Shares, the “Option Securities”) from the Company, on the terms and for the purposes set forth in Section 1(b) hereof. The Firm Securities and any Option Securities purchased pursuant to this Agreement are herein collectively called the “Securities.” The offering and sale of the Securities contemplated by this Agreement on the terms and conditions set forth herein is referred to herein as the “Offering.”

(1) Purchase of Securities; Consideration.

a. Firm Securities. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, severally and not jointly, an aggregate of 1,250,000 Company Firm Securities at a purchase price equal to the public offering price net of an underwriting discount equal to seven and a half percent (7.5%) of the public offering price of the Securities being offered (the “Underwriting Fee”), or $3.816 per Unit (the “Per Unit Purchase Price”).

b. Option Securities. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters, severally and not jointly, the Over-Allotment Option to purchase all or any portion of the Option Securities , with the Options Units at the Per Unit Purchase Price, Option Shares at a price of $3.815 per Option Share (the “Per Share Price”), and/or Option Warrants at a price of $0.001 per Option Warrant (the “Per Warrant Price”). The Over-Allotment Option granted hereunder may be exercised in whole or in part from time to time and at any time within forty-five (45) days after the closing of this Offering upon notice (confirmed in writing) by the Representative to the Company setting forth the aggregate number of Option Units, Option Shares, and/or Option Warrants as to which the Underwriters are exercising the Over-Allotment Option and the date and time, as determined by the Representative, when the Option Securities are to be delivered. In no event will the Option Securities be delivered earlier than the First Closing Date (as defined below) or earlier than the first (1st) Business Day (as defined below) or later than the tenth (10th) Business Day after the date on which the Over-Allotment Option shall have been exercised. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the Underwriters as the number of Firm Securities to be purchased by such Underwriter is of the total number of Firm Securities to be purchased by the Underwriters, as adjusted by the Representative in such manner as the Representative deems advisable to avoid fractional securities. No Option Securities shall be sold and delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.

c. Commission and Expenses. In consideration of the services to be provided hereunder, the Company shall pay the Representative or its respective designees as set forth in Section 1(a) and, as applicable, Section 1(b). In addition, the Company shall reimburse the Representative for certain non-accountable expenses and certain out-of-pocket accountable expenses, as set forth in Section 4(i), which out-of-pocket accountable expense reimbursement shall be reduced by any Advances (as defined below) previously paid to the Representative. To the extent that the Representative’s incurred expenses are less than the Advances previously paid, the Representative shall return to the Company that portion of the Advances not offset by out-of-pocket accountable expenses.

d. Representative’s Purchase Option. The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Closing Date (as defined below) an option (the “Representative’s Purchase Option”) to purchase an aggregate of 125,000 Units (or 143,750 Units if the Over-Allotment Option is exercised in full) (the “Representative’s Units”) for an aggregate purchase price of $100.00. The Representative’s Purchase Option shall be exercisable, in whole or in part, commencing on the Closing Date, and expiring on the fifth anniversary of the effective date of the Registration Statement, for cash or on a cashless basis, at an initial exercise price per Representative’s Unit of $5.1563, which is equal to one hundred and twenty-five percent (125%) of the initial public offering price of a Unit. Each Representative’s Unit consists of one Share, and one warrant (the “Representative’s Warrants”) of the Company, where each Representative’s Warrant entitles the holder to purchase one Share for an exercise price of $5.50 per share, subject to adjustment as provided therein. The Representative’s Purchase Option, the Representative’s Units, the Representative’s Warrants, the Shares included in the Representative’s Units and the Shares issuable pursuant to the terms of the Representative’s Warrants are hereinafter referred to collectively as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions against transferring the Representative’s Purchase Option during the 180 days after the Effective Date, as set forth in Section 3 of the Representative’s Purchase Option.

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(2) Delivery of and Payment for Securities. Delivery of and payment for the Firm Securities shall be made at 10:00 A.M., Eastern time, on ______ __, 2025 or at such other time as shall be agreed upon in writing by the Representative and the Company, and, with respect to the Option Securities, 10:00 A.M., Eastern time, on the date specified by the Representative in the written notice given by the Representative of the Underwriters’ election to purchase such Option Securities, or at such other time as shall be agreed upon in writing by the Representative and the Company. The hour and date of delivery of and payment for the Firm Securities is called the “First Closing Date,” and each time and date for delivery of the Option Securities, if not the First Closing Date, is called an “Option Closing Date,” and each such closing of the payment of the purchase price for, and delivery of the Firm Securities or Option Securities, as applicable, is referred to herein as a “Closing” and the date of each such Closing, a “Closing Date.” Each Closing shall be at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company, and each Closing may be undertaken by remote electronic exchange of Closing documentation. Payment for the Firm Securities and Option Securities, as applicable, shall be made on the applicable Closing Date by wire transfer in Federal (same day) funds to the Company upon delivery by the Company to the Representative of the Firm Securities or Option Securities, as applicable, through the full fast transfer facilities of the Depository Trust Company (the “DTC”) for the account of the Underwriters. The Firm Securities and Option Securities shall be registered in such names and in such denominations as the Representative may request in writing at least one (1) Business Day prior to the applicable Closing Date. The Company shall not be obligated to sell or deliver the Firm Securities or Option Securities to be purchased on such Closing Date except upon tender of payment by the Representative for all such Firm Securities or Option Securities, as applicable.

(3) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the First Closing Date and each Option Closing Date (as if made at such Closing Date):

a. Filing of Registration Statement. The Company has filed with the Commission a registration statement, and an amendment or amendments thereto, on Form S-1 (File No. 333- 283106), including any related prospectus or prospectuses, for the registration of the Securities under the Securities Act, which registration statement and amendment or amendments thereto have been prepared by the Company in conformity with the requirements of the Securities Act. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective (including the Preliminary Prospectus included in the registration statement, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A of the Securities Act (the “Rule 430A Information”)) is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act after filing the Registration Statement, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement was declared effective by the Commission on _______ __, 2025.

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Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus.” The Preliminary Prospectus, subject to completion and filed with the Commission on _______ __, 2025, that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus.” The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus.” Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

For purposes of this Agreement:

“Applicable Time” means ____ p.m., Eastern Time, on _______.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies are authorized or obligated by law, to close in the State of New York; provided, however, for clarification, banking institutions and trust companies shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of banking institutions in the State of New York generally are open for use by customers on such day.

“Commission” means the U.S. Securities and Exchange Commission.

“Effective Date” means each date and time that the Registration Statement or any post-effective amendment or amendments thereto became or becomes effective.

“Execution Time” means the date and time that this Agreement is executed and delivered by the parties to this Agreement.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act (“Rule 433”), including any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Marketing Materials” means written roadshow materials prepared by or on behalf of the Company and used or referred to by the Company or with the Company’s express consent.

“Pricing Disclosure Package” means the Pricing Prospectus, any Permitted Free Writing Prospectuses set forth on Schedule II and the information included on Schedule I hereto, all considered together.

“Registration Statement” means the registration statement referred to in Section 3.1(a) hereof, including all exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended, on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the First Closing Date, shall also mean such registration statement as so amended.

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“Rule 158,” “Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430A,” “Rule 430B” and “Rule 433” refer to such rules under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Trading Day” means any day on which the Exchange is open for trading.

b. Disclosures in Registration Statement.

i. The Registration Statement (and, for the avoidance of doubt, all post-effective amendments thereto), at the time it became effective, complied in all material respects with the requirements of the Securities Act. Each Preliminary Prospectus, including the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”), except to the extent permitted by Regulation S-T;

ii. Neither the Registration Statement nor any amendment thereto, at the time each became effective pursuant to the Securities Act, as of the date of this Agreement, at the First Closing Date or at each Option Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Representative with respect to the Underwriters expressly for use in the Registration Statement, the Pricing Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of the Representative consists solely of (i) the names of the Underwriters appearing in the Prospectus; and (ii) the information set forth in the sub-sections of the Prospectus titled “Electronic Offer, Sale and Distribution of Securities,” “Price Stabilization, Short Positions and Penalty Bids,” “Passive Market Marketing,” “Potential Conflicts of Interest,” “Offer Restrictions Outside the United States,” and “Other Relationships” under the caption “Underwriting” in the Prospectus (the “Underwriter Information”);

iii. The Pricing Disclosure Package, as of the Applicable Time, as of the date of this Agreement, as of the First Closing Date and as of each Option Closing Date, did not, does not and will not include an untrue statement of a material fact and did not, does not and will not omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriter Information. Each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus, and each Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriter Information; and

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iv. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the First Closing Date or each Option Closing Date, as applicable, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriter Information.

c. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Pricing Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein, and there are no agreements or other documents required by the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or required to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed in accordance with the Securities Act. Each agreement or other instrument (however characterized or described) to which any of the Company or its Subsidiaries (as defined below) is a party, or by which any of them is or may be bound or affected and (i) that is referred to in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or (ii) that is material to the business of the Company and its Subsidiaries, has been duly authorized and validly executed by the Company or a Subsidiary, as applicable, is in full force and effect in all material respects, and is enforceable against the Company or such Subsidiary, as applicable, and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefrom may be brought. None of such agreements or instruments has been assigned by any of the Company or its Subsidiaries, and neither the Company or such Subsidiary, as applicable, (nor, to the Company’s knowledge, any other party) is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the best of the Company’s knowledge, performance by the Company or a Subsidiary, as applicable, of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority, agency or court, domestic or foreign, having jurisdiction over the Company or its Subsidiaries or any of their respective assets or businesses, including those relating to environmental laws and regulations, except to the extent that the violation would not result in a Material Adverse Change (as defined below).

d. Good Standing. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Nevada, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not result in a Material Adverse Change.

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e. Subsidiaries. Each of the Company’s direct and indirect subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been identified on Schedule III hereto. Each of the Subsidiaries has been duly incorporated, is validly existing as an entity in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus. All of the outstanding equity interests of each Subsidiary have been duly and validly authorized and issued, are owned directly or indirectly by the Company, are paid according to the applicable laws and the organizational documents, are non-assessable, and are free and clear of all liens, encumbrances, equities or claims. None of the outstanding share capital or equity interest in any Subsidiary was issued in violation of preemptive or similar rights of any security holder of such Subsidiary. All of the constitutive or organizational documents of each of the Subsidiaries comply with the requirements of the applicable laws of each Subsidiary’s jurisdiction of incorporation or organization and are in full force and effect. Apart from the Subsidiaries, the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control. If the Company has no Subsidiaries, all references to Subsidiaries shall be disregarded.

f. [Reserved]

g. Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Pricing Disclosure Package and the Preliminary Prospectus.

h. Regulations.

i. The disclosures in the Pricing Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign regulation on the Offering and the Company’s business as currently contemplated are correct in all material respects, and no other such regulations are required to be disclosed pursuant to the Securities Act in the Registration Statement, the Pricing Disclosure Package or the Prospectus which are not so disclosed.

ii. Except as described in the Pricing Disclosure Package and the Prospectus, the issuance and sale of the Securities, the listing and trading of the Securities on the Exchange (as defined below) and the consummation of the transactions contemplated by this Agreement and the Representative’s Purchase Option do not require the prior approval of any non-U.S. jurisdiction.

i. Absence of Certain Events. Except as contemplated in the Pricing Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its share capital; and there has not been any change in the share capital (other than a change in the number of outstanding capital stock of the Company due to the issuance of shares upon the exercise of outstanding options or warrants or conversion of convertible securities), or any material change in the short-term or long-term debt (other than as a result of the conversion of convertible securities of the Company), or any issuance of options, warrants, convertible securities or other rights to purchase the share capital of the Company or any of its Subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Change”), or any development which could reasonably be expected to result in any Material Adverse Change.

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j. Independent Accountants. M&K CPAS, PLLC (the “Auditor”), which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accounting firm within the meaning of the Securities Act, (ii) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (as amended, the “Sarbanes-Oxley Act”)) and (iii) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act. As of the date hereof, to the knowledge of the Company after due inquiry, the Auditor is registered with the Public Company Accounting Oversight Board.

k. Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, comply in all material respects with the requirements of the Securities Act and fairly present the financial position and the results of operations of the Company and its Subsidiaries as of the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Except as included therein, no historical or pro forma financial statements are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Securities Act. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Item 10 of Regulation S-K of the Securities Act. Each of the Registration Statement, the Pricing Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company and its Subsidiaries with unconsolidated entities or other persons that may have a material current or future effect on the financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses of the Company and its Subsidiaries.

l. Capitalization; the Securities; Registration Rights. All of the issued and outstanding shares of the Company are duly authorized and validly issued, fully paid and non-assessable (which term “non-assessable” when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof), have been issued in compliance with all applicable securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing, and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and non-assessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the share capital of the Company conforms to the description thereof in the Registration Statement, in the Pricing Disclosure Package and in the Prospectus. The Representative’s Units issuable upon exercise of the Representative’s Purchase Option are duly authorized and, when issued in accordance with the terms of the Representative’s Purchase Option, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of Shares issuable pursuant to this Agreement and the Representative’s Purchase Option. Except as otherwise stated in the Registration Statement, in the Pricing Disclosure Package and in the Prospectus, (i) there are no pre-emptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Units pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended (as the same may be amended or restated from time to time, the “Organizational Documents”) or any agreement or other instrument to which the Company is a party or by which the Company is bound, (ii) neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Company (collectively “Registration Rights”), and (iii) any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after the date that is 180 days after the date of the Prospectus. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Pricing Disclosure Package and in the Prospectus under the caption “Capitalization.” The Units (including the Securities) conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

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m. Validity and Binding Effect of Agreements. Each of this Agreement and the Representative’s Purchase Option has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

n. No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and the Representative’s Purchase Option, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of any of the Company and the Subsidiaries pursuant to the terms of any agreement or instrument to which any of the Company or the Subsidiaries, as applicable, is a party; (ii) result in any violation of the provisions of the Company’s Organizational Documents; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority as of the date hereof, except in the case of (i) or (iii), such as would not result in a Material Adverse Change.

o. No Defaults; Violations. To the Company’s knowledge, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which any of the Company or its Subsidiaries is a party or by which any of the Company or its Subsidiaries may be bound or to which any of their respective properties or assets is subject. None of the Company or its Subsidiaries is (i) in violation of any term or provision of its constitutive or organizational documents, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental authority, except, with respect to clause (ii), such as would not result in a Material Adverse Change.

p. Corporate Power; Licenses; Consents.

i. Conduct of Business. Each of the Company and its Subsidiaries has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business as described in the Pricing Disclosure Package and the Prospectus.

ii. Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and the Representative’s Purchase Option, and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and as contemplated by the Pricing Disclosure Package and the Prospectus, except with respect to applicable federal and state securities laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

q. D&O Information. All information concerning the Company’s directors, officers and principal stockholders described in the Pricing Disclosure Package and the Prospectus, is true and correct in all material respects, and the Company has not become aware of any information which would cause such information to become materially inaccurate or incorrect.

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r. Litigation; Governmental Proceedings. Except as set forth in the Pricing Disclosure Package and in the Prospectus, and except for case number 2023CA013130, JFB Construction vs. Phyllis Small in the 15th Circuit Court of Florida, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (i) to which the Company or any Subsidiary is a party or (ii) which has as the subject thereof any officer or director of, or any employee benefit plan sponsored or any property or assets owned or leased by, the Company or any Subsidiary before or by any court or governmental authority, or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement and the Representative’s Purchase Option, or which are otherwise material in the context of the sale of the Securities. There are no current or, to the knowledge of the Company, pending legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any Subsidiary is subject or (y) which has as the subject thereof any officer or director of, any employee plan sponsored by or any property or assets owned or leased by, the Company or any Subsidiary, that are required to be described in the Registration Statement, Pricing Disclosure Package and Prospectus and that have not been so described.

s. Insurance. Except as disclosed in the Pricing Disclosure Package and the Prospectus, each of the Company and its Subsidiaries carries, or is covered by, insurance from reputable insurers in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring any of the Company or its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; each of the Company and its Subsidiaries is in compliance with the terms of such policies and instruments in all material respects; there are no claims by any of the Company or its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Company or its Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company or its Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Change.

t. Transactions Affecting Disclosure to FINRA.

i. Finder’s Fees. Except as described in the Pricing Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, broker’s, agent’s, consulting or origination fee by the Company or any Subsidiary with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or any Subsidiary or, to the Company’s knowledge, any of its stockholders that may affect the Underwriters’ compensation, as defined by FINRA.

ii. Payments Within Twelve Months. Except as described in the Pricing Disclosure Package and the Prospectus, none of the Company or its Subsidiaries has made any direct or indirect payments (in cash, securities or otherwise) to: (A) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (B) any FINRA member participating in the Offering as defined in FINRA Rule 5110(j)(15) (“Participating FINRA Member”); or (C) any person or entity that has any direct or indirect affiliation or association with any Participating FINRA Member, within the twelve months prior to the Effective Date, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

iii. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any Participating FINRA Member or its affiliates, except as specifically authorized herein.

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iv. FINRA Affiliation. Except as described in the Pricing Disclosure Package and the Prospectus, there are no affiliations or associations between (A) any Participating FINRA Member and (B) the Company or any of its Subsidiaries or, to the knowledge of the Company, any of their respective officers, directors or 10% or greater security holders any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date that the Registration Statement was initially filed with the Commission.

v. Information. All information provided by the Company in its FINRA questionnaire to the Underwriters’ counsel specifically for use by the Underwriters’ counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

u. Foreign Corrupt Practices Act. Neither the Company nor any of its Subsidiaries or their respective affiliates, nor any director or officer, nor, to the Company’s knowledge, any employee, agent or representative of the Company or of any of its Subsidiaries or their respective affiliates, has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; or (C) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company and its Subsidiaries and their respective affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

v. Compliance with OFAC.

i. None of the Company or its Subsidiaries, nor to the Company’s knowledge, any director, officer or employee thereof, nor, any agent, affiliate or representative of any of the Company or its Subsidiaries, is an individual or entity that is, or is owned or controlled by an individual or entity that is:

A. the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor

B. located, organized or resident in a country or territory that is the subject of Sanctions (including, Burma/Myanmar, Iran, Libya, North Korea, Sudan and Syria).

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ii. The Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity:

A. to fund or facilitate any activities or business of or with any individual or entity or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

B. in any other manner that will result in a violation of Sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise).

iii. For the past five (5) years, none of the Company or its Subsidiaries has knowingly engaged in, and is now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

w. Money Laundering Laws. None of the Company or its Subsidiaries or their respective affiliates nor, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees, has violated, the Company’s participation in the Offering will not violate, and the Company and its Subsidiaries have instituted and maintained policies and procedures designed to ensure continued compliance with, each of the following laws: (A) anti-bribery laws, including, but not limited to, any applicable law, rule, or regulation of any locality, including, but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti- money laundering, including, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

x. Lock-Up Agreements. Schedule IV hereto contains a complete and accurate list of the Company’s officers, directors and each beneficial owner (5% or greater holder) of the Company’s outstanding shares of securities (or securities convertible or exercisable into shares of common stock of the Company) (collectively, the “Lock-Up Parties”). The Company has caused each of the Lock-Up Parties to deliver to the Representative an executed Lock-Up Agreement, in the form attached hereto as Exhibit A (the “Lock-Up Agreement”), prior to the execution of this Agreement. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to its transfer agent and registrar with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement. If any party to a Lock-Up Agreement breaches any provision of the applicable Lock-Up Agreement, the Company shall use best efforts to seek specific performance of the terms of such Lock-Up Agreement. If the Representative, in its sole discretion, agrees to release or waive the restrictions of any Lock-Up Agreement between an officer or director of the Company and the Representative and provides the Company with notice of the impending release or waiver at least three (3) Business Days before the effective date of such release or waiver, the Company agrees to announce the impending release or waiver by means of a press release substantially in the form of Exhibit B hereto, issued through a major news service, at least two (2) Business Days before the effective date of the release or waiver.

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y. [Reserved]

z. Right to Referrals. The Company agrees to refer to the Representative all investor leads and indications of interest from individuals, corporations (or other similar entities strategic in nature or not), broker dealers and institutions resulting from the Offering.

aa. Related Party Transactions. There are no business relationships or related party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that have not been described as required.

bb. Sarbanes-Oxley Compliance. Except in each case as disclosed in the Registration Statement, in the Pricing Disclosure Package and in the Prospectus:

i. Disclosure Controls. To the extent required, the Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”) and such controls and procedures are effective in ensuring that material information relating to the Company is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Pricing Disclosure Package and in the Prospectus.

ii. Compliance. The Company is in compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure its future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the provisions of the Sarbanes-Oxley Act.

iii. Accounting Controls. To the extent required, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, in the Pricing Disclosure Package and in the Prospectus, the Company’s internal control over financial reporting is effective and neither the Company nor board of directors is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable rules of the Exchange (“Exchange Rules”), validly appointed members to an audit committee, the appointments of which will become effective on the First Closing Date, to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors has adopted a charter that satisfies the requirements of the Exchange Rules.

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cc. Investment Company Act. None of the Company or its Subsidiaries is or, after giving effect to the Offering and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus, will be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

dd. No Labor Disputes. Except as disclosed to the Representative, no labor problem or dispute with the employees of any of the Company or its Subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could result in a Material Adverse Change.

ee. Intellectual Property Rights. Each of the Company and its Subsidiaries owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property Rights”) necessary for the conduct of its business as currently carried on and as described in the Pricing Disclosure Package and the Prospectus. No action or use by any of the Company or its Subsidiaries necessary for the conduct of its business as currently carried on and as described in the Pricing Disclosure Package and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. None of the Company or its Subsidiaries has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. Except as would not result, individually or in the aggregate, in a Material Adverse Change, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by any of the Company or its Subsidiaries; (B) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the rights of any of the Company or its Subsidiaries in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 3.1(ee), reasonably be expected to result in a Material Adverse Change; (C) the Intellectual Property Rights owned by each of the Company or its Subsidiaries and, to the knowledge of the Company, the Intellectual Property Rights licensed to any of the Company or its Subsidiaries have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 3.1(ee), reasonably be expected to result in a Material Adverse Change; (D) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that any of the Company or its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property Rights or other proprietary rights of others, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 3.1(ee), reasonably be expected to result in a Material Adverse Change; and (E) to the Company’s knowledge, no employee of the Company or its Subsidiaries is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its Subsidiaries, or actions undertaken by the employee while employed with any of the Company or its Subsidiaries. To the Company’s knowledge, all material technical information developed by and belonging to any of the Company or its Subsidiaries which has not been patented has been kept confidential. None of the Company or its Subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Pricing Disclosure Package and the Prospectus and are not described therein. The Pricing Disclosure Package and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. None of the technology employed by any of the Company or its Subsidiaries has been obtained or is being used by the Company or its Subsidiaries in violation of any contractual obligation binding on any of the Company or its Subsidiaries (or, to the Company’s knowledge, binding on any of their respective officers, directors or employees) that is material to the Company or its Subsidiaries or in violation of the material rights of any persons.

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ff. Taxes.  Except as would not result, individually or in the aggregate, in a Material Adverse Change, (A) each of the Company and its Subsidiaries has filed all returns (as defined below) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (B) each of the Company and its Subsidiaries has paid all taxes (as defined below) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against it. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. No issues that are currently pending have been raised by any taxing authority in connection with any of the returns or taxes asserted as due from any of the Company or its Subsidiaries, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from any of the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

gg. ERISA and Employee Benefits Matters. None of the Company or its Subsidiaries maintains any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, including any stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, under which (i) any current or former employee, director or independent contractor has any present or future right to benefits and which are contributed to, sponsored by or maintained by any of the Company or its Subsidiaries or (ii) any of the Company or its Subsidiaries has had or has any present or future obligation or liability.

hh. Compliance with Laws. To the Company’s knowledge and such that would not result in a Material Adverse Change, each of the Company and its Subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and none of the Company or its Subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and each of the Company and its Subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

ii. Ownership of Assets. Except as described in the Pricing Disclosure Package and the Prospectus, the properties held under lease by any of the Company or its Subsidiaries is held by it under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its Subsidiaries, as applicable.

jj. Compliance with Environmental Laws. None of the Company or its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to or arising under any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, result in a Material Adverse Change; and none of the Company or its Subsidiaries is aware of any pending investigation which might lead to such a claim. None of the Company or its Subsidiaries anticipates incurring any material capital expenditures relating to compliance with Environmental Laws.

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kk. Compliance with Occupational Laws. Each of the Company and its Subsidiaries (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety in the workplace (“Occupational Laws”); (ii) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against any of the Company or its Subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

ll. Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another Offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act) of any of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

mm. Business Arrangements. None of the Company or its Subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person or is bound by any agreement that affects the exclusive right of any of the Company or its Subsidiaries to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

nn. Industry Data. The statistical and market-related data included in each of the Pricing Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources. The Company has obtained all consents required for the inclusion of such statistical and market-related data in each of the Pricing Disclosure Package and the Prospectus.

oo. Forward-looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

pp. Emerging Growth Company. From the time of initial confidential submission of the Registration Statement with the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act.

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qq. Testing-the-Waters Communications. The Company (i) has not alone engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the prior consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications (as defined below) other than those listed on Schedule V hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication did not and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied and complies in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

rr. No Other Offering Materials. The Company has not distributed and will not distribute any prospectus or other offering material in connection with the Offering other than any Pricing Prospectus, the Pricing Disclosure Package or the Prospectus or other materials permitted by the Securities Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus, except in accordance with the provisions of Section 4(m) of this Agreement and, except as set forth on Schedule II, the Company has not made and will not make any communication relating to the Securities that would constitute a Testing-the-Waters Communication, except in accordance with the provisions of Section 4(m) of this Agreement.

ss. Payments of Dividends; Payments in Foreign Currency. Except as described in the Pricing Disclosure Package and the Prospectus, (i) none of the Company or its Subsidiaries is prohibited, directly or indirectly, from (A) paying any dividends or making any other distributions on its share capital, (B) making or repaying any loan or advance to the Company or any other Subsidiary or (C) transferring any of its properties or assets to the Company or any other Subsidiary; and (ii) all dividends and other distributions declared and payable upon the share capital of the Company or any of its Subsidiaries (A) may be converted into foreign currency that may be freely transferred out of such person’s jurisdiction of incorporation, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such person’s jurisdiction of incorporation or tax residence, and (B) are not and will not be subject to withholding, value added or other taxes under the currently effective laws and regulations of such person’s jurisdiction of incorporation, without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any court or governmental agency or body having jurisdiction over such person.

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tt. [Reserved]

uu. Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Units to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

vv. Stock Exchange Listing. The Securities have been approved for listing on the Exchange upon official notice of issuance and, on the Effective Date, the Company’s Registration Statement on Form 8-A or other applicable form under the Exchange Act, became effective.

ww. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

xx. [Reserved]

yy. [Reserved]

zz. [Reserved]

aaa. Officer’s Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to the Underwriters’ counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

(4) Certain Agreements of the Company. The Company agrees with the Underwriters as follows:

a. Required Filings. The Company will prepare and file a Prospectus with the Commission containing the Rule 430A Information omitted from the Preliminary Prospectus within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Securities Act. If the Company has elected to rely upon Rule 462(b) of the Securities Act to increase the size of the Offering registered under the Securities Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462(b) Registration Statement with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Securities Act. The Company will prepare and file with the Commission, promptly upon the Representative’s request, any amendments or supplements to the Registration Statement or Prospectus that, in the Representative’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will furnish the Representative and its counsel a copy of any proposed amendment or supplement to the Registration Statement or Prospectus and will not file any amendment or supplement to the Registration Statement or Prospectus to which the Representative shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

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b. Notification of Certain Commission Actions. The Company will advise the Representative, promptly after the Company shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

c. Continued Compliance with Securities Laws.

i. Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Securities is required to be delivered under the Securities Act by the Underwriters or any dealer, the Company will comply with all requirements imposed upon it by the Securities Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Pricing Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Pricing Disclosure Package) to comply with the Securities Act, the Company promptly will (x) notify the Representative of such untrue statement or omission, (y) amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance, and (z) notify the Representative when any amendment to the Registration Statement is filed or becomes effective or when any supplement to the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Pricing Disclosure Package) is filed.

ii. If at any time following issuance of an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication conflicted or would conflict with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus relating to the Securities, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company (x) has promptly notified or promptly will notify the Representative of such conflict, untrue statement or omission, (y) has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus or Written Testing-the-Waters Communication to eliminate or correct such conflict, untrue statement or omission, and (z) has notified or promptly will notify the Representative when such amendment or supplement was or is filed with the Commission to the extent required to be filed by the Securities Act.

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d. Rule 158. The Company will make generally available to its security holders as soon as practicable, but in no event later than sixteen (16) months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a twelve (12) month period beginning after the effective date of the Registration Statement (which, for purposes of this paragraph, will be deemed to be the effective date of the Rule 462(b) Registration Statement, if applicable) that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have satisfied the Company’s requirements under this Section.

e. Furnishing of Prospectuses. The Company will furnish to the Underwriters copies of the Registration Statement, including all exhibits, each Preliminary Prospectus relating to the Securities, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

f. Blue Sky Qualifications. The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such domestic United States or foreign jurisdictions as the Underwriters may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

g. Provision of Documents. The Company will furnish, at its own expense, to the Underwriters and their counsel copies of the Registration Statement (one of which will be signed and will include all consents and exhibits filed therewith), and to the Underwriters and any dealer each Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

h. Reporting Requirements. The Company shall file on a timely basis with the Commission such periodic and special reports as required by the Exchange Act.

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i. Payment of Expenses. The Company shall be responsible for and shall pay all expenses relating to the Offering, including: (i) all filing fees and communication expenses relating to the registration of the Securities with the Commission and the filing of the offering materials with FINRA and the listing of the Securities on the Exchange; (ii) all reasonable travel and lodging expenses incurred by the Representative or its counsel in connection with visits to, and examinations of, the Company; (iii) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of Representative’s counsel); (iv) the costs of all mailing and printing of the underwriting documents, agreement among underwriters, selected dealers’ agreements, registration statements, prospectuses and all amendments, supplements and exhibits thereto and as many Preliminary Prospectuses and Prospectuses as the Representative may reasonably deem necessary; (v) the costs of preparing, printing and delivering certificates representing the Securities, if any, and the fees and expenses of the transfer agent for such Securities; (vi) the reasonable cost of road show meetings, including all reasonable travel and lodging expenses incurred by the Representative; (vii) all reasonable fees, expenses and disbursements relating to background checks of the Company’s officers and directors; (viii) the costs and expenses of the Company’s public relations firm; (ix) the fees and expenses of the Company’s accountants, legal counsel and other agents and representatives; (x) share transfer taxes, if any, payable upon the transfer of the Securities from the Company to the Underwriters; and (xi) the legal fees of Representative’s counsel in connection with the purchase and sale of the Securities, which shall be payable on the First Closing Date. Notwithstanding anything contained herein to the contrary, the Company’s obligation to pay accountable expenses of the Representative as set forth under items (ii), (vi) (with respect to the travel and expenses of the Representative and its counsel for road show meetings only), (vii), and (xi) shall not exceed $150,000, including the costs associated with “tombstone or lucite” advertisements. In addition, on each Closing Date, the Company shall pay to the Representative a non-accountable expense allowance in an amount equal to 0.5% of the aggregate gross proceeds (excluding proceeds from the exercise of the Over-Allotment Option) at such Closing. In the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 7 hereof. The Company has already paid an expense deposit of $40,000 to the Representative, upon the execution of that certain Engagement Letter, dated February 20, 2024, by and between the Company and the Representative, for the Representative’s anticipated out-of-pocket expenses, which shall be considered as payment of accountable expenses to the Representative as set forth under this Section; any expense deposits will be returned to the Company to the extent the Representative’s accountable expenses are not actually incurred in accordance with FINRA Rule 5110(g)(4)(A).

j. Use of Proceeds. The Company will apply the net proceeds from the sale of the Company Securities to be sold by the Company hereunder for the purposes set forth in the Pricing Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Securities Act.

k. Absence of Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of common stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement.

l. Emerging Growth Company. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Securities within the meaning of the Securities Act and (ii) completion of the Lock-Up Period.

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m. Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior written consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a free writing prospectus required to be filed with the Commission, provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company or the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and has complied and will comply with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file any electronic road show with the Commission. Each Underwriter represents and agrees that, (A) unless it has obtained or obtains the prior written consent of the Company, it has not distributed, and will not distribute, any Written Testing-the-Waters Communication other than those listed on Schedule V, and (B) any Testing-the-Waters Communication undertaken by it was with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act.

n. Company Lock Up Agreement. The Company, on behalf of itself and any successor entity, will not, without the prior written consent of the Representative, from the date of execution of this Agreement and continuing to and including the date eighteen (18) months after the closing of this Offering (the “Lock-Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any shares of the Company or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company, (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of common stock or any securities convertible into or exercisable or exchangeable for shares of common stock of the Company, or (iii) enter into any swap or other agreement or arrangement that transfers, in whole or in part, any of the economic consequences of ownership of shares of common stock, whether any such transaction described in clause (i), (ii), or (iii) above is to be settled by delivery of shares of common stock or such other securities, in cash or otherwise. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. The restrictions contained in this Section 4(n) shall not apply to (a) the Securities to be sold by the Company hereunder, (b) with the prior written consent of the Representative, the issuance by the Company of shares of common stock upon the exercise of stock options outstanding on the date hereof and disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (c) the issuance by the Company of stock options, or shares of the Company under any equity compensation plan of the Company disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus, (d) the establishment of, and the sale of shares of common stock pursuant to, a plan pursuant to Rule 10b5-1 under the Exchange Act, and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Lock-Up Period and provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital.

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o. Transfer and Warrant Agent; Public Relations Firm. The Company shall maintain, at its expense, a registrar, transfer agent, and warrant agent for the Company’s Shares and Warrants reasonably acceptable to the Representative, and shall retain such transfer agent for a period the later of (a) (1) year from the First Closing Date or (b) until the Warrants are exercised or expired. On or prior to the First Closing Date, the Company shall engage a public relations firm that is reasonably acceptable to the Representative and shall retain such public relations firm for a period of not less than one (1) year from the First Closing Date.

p. Securities Law Disclosure; Publicity. At the request of the Representative, by 7 a.m., Eastern time, on the Business Day after the date hereof, the Company shall issue a press release disclosing the material terms of the Offering. The Company and the Representative shall consult with each other in issuing any other press releases with respect to the Offering, and neither the Company nor any Underwriter shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of such Underwriter, or without the prior consent of such Underwriter, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. The Company shall not issue any press release without the Representative’s prior written consent, commencing on the date of this Agreement and continuing for a period of twenty-five (25) Business Days from the First Closing Date, other than normal and customary releases issued in the ordinary course of the Company’s business, each of which the Underwriters shall have a reasonable right to review in advance of publication.

q. Company Standstill. The Company agrees, until the consummation of the Offering, that without the express written consent of the Representative, it will not to solicit, negotiate with or enter into any agreement with any other source of public financing (whether equity, debt (excluding commercial debt) or otherwise), any underwriter, potential underwriter, placement agent, financial advisor or any other person or entity in connection with a public offering of the Company’s securities, or any financial advisor or placement agent for a private financing.

(5) Conditions of the Obligations of the Underwriters. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and as of the First Closing Date and each Option Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company of the obligations hereunder and to the following additional conditions:

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a. Filing of Prospectuses. All filings required by Rules 424, 430A and 433 of the Securities Act shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Underwriters’ satisfaction.

b. Continued Compliance with Securities Laws. The Underwriters shall not have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in the Representative’s reasonable opinion, is material, or omits to state a material fact which, in the Representative’s reasonable opinion, is required to be stated therein or is necessary to make the statements therein not misleading, or (ii) the Pricing Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

c. Absence of Certain Events. Except as contemplated in the Pricing Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, none of the Company or its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its share capital; and there shall not have been any change in the share capital (other than a change in the number of outstanding shares of common stock of the Company due to the issuance of shares upon the exercise of outstanding options), or any material change in the short-term or long-term debt of any of the Company (other than as a result of the conversion of convertible securities of the Company) or its Subsidiaries, or any issuance of options, warrants, convertible securities or other rights to purchase the share capital of any of the Company or its Subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), that, in the Representative’s reasonable judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and in the Prospectus.

d. Officer’s Certificate. The Underwriters shall have received on and as of each Closing Date a certificate, addressed to the Underwriters, signed by the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that such officers have carefully examined the Registration Statement, the Pricing Disclosure Package, Prospectus, any Issuer Free Writing Prospectus, and this Agreement, and that:

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i. The representations and warranties of the Company in this Agreement are true and correct as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

ii. No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body.

e. [Reserved]

f. Secretary’s Certificate. At each Closing Date, the Underwriters shall have received a certificate of the Company signed by the Secretary of the Company dated such Closing Date, certifying: (i) that Organizational Documents as the Closing Date, are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

g. Chief Financial Officer’s Certificate. On the date hereof, the Underwriters shall have received a customary certificate of the Company signed by the Chief Financial Officer of the Company, certifying as to the accuracy of certain information in the Registration Statement, and a bring-down certificate on each Closing Date.

h. Opinion of US Counsel for the Company. At each Closing Date, the Underwriters shall have received the written opinion and negative assurance letter of Austin Legal Group, APC, U.S. counsel for the Company, dated such Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Underwriters.

i. No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of such Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of such Closing Date, prevent the issuance or sale of the Securities.

j. Good Standing. At each Closing Date, the Underwriters shall have received on and as of such Closing Date satisfactory evidence of the good standing of the Company and each of its Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Underwriters may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions or for any such jurisdiction in which evidence of good standing may not be obtained from appropriate governmental authorities, in the form of an opinion of counsel licensed in the applicable jurisdiction.

k. Lock-Up Agreements. On the date hereof, the Underwriters shall have received all of the Lock-Up Agreements from the Lock-Up Parties, and the Lock-Up Agreements shall be in full force and effect.

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l. Transfer Agent Agreement. The Company shall have entered into an agreement with the Transfer Agent recording the Shares and Warrants to be issued herein.

m. Representative’s Purchase Option. At each Closing Date, the Company shall issue the applicable Representative’s Purchase Option.

n. FINRA Matters. FINRA shall issue a letter of no objections with respect to the fairness and reasonableness of the underwriting terms and arrangements.

o. Comfort Letters. The Company shall have requested and caused the Auditor to have furnished to the Underwriters, at the Execution Time and at each Closing Date and settlement date, a comfort letter (which on each Closing Date may refer to letters previously delivered to the Underwriters hereunder), dated as of the Execution Time and as of such Closing Date and any settlement date, respectively, in form and substance satisfactory to the Underwriters.

p. Exchange Listing. The Securities to be delivered on each Closing Date shall have been approved for listing on The Nasdaq Capital Market (the “Exchange”), subject to official notice of issuance, and such Securities shall be DTC eligible.

q. Additional Documents. On or prior to each Closing Date, the Company shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request. All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters. The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and other documents as the Representative shall reasonably request.

(6) Indemnification and Contribution.

a. The Company agrees to indemnify, defend and hold harmless to the fullest extent permitted by applicable law the Underwriters, their respective affiliates, their directors, officers employees, agents, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Underwriter Indemnified Party”), from and against any losses, claims, damages or liabilities (including in settlement of any litigation if such settlement is effected with the prior written consent of the Company) arising out of (i) any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Securities Act Regulations, or arising out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) any untrue statement or allegedly untrue statement of a material fact contained in the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Marketing Materials, or any Written Testing-the-Waters Communications or in any other materials used in connection with the Offering of the Securities, or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse such Underwriter Indemnified Party for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission that was or is made in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any Marketing Materials, any Written Testing-the-Waters Communications or in any other materials used in connection with the offering of the Securities, in reliance upon and in conformity with the Underwriter Information. The indemnification obligations under this Section 6(a) are not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

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b. Each Underwriter, severally and not jointly, will indemnify, defend and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Company Indemnified Party”), from and against any losses, claims, damages or liabilities to which such Company Indemnified Party may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Representative), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any Marketing Materials, or any Written Testing-the-Waters Communications, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Pricing Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any Marketing Materials or any Written Testing-the-Waters Communications in reliance upon and in conformity with the Underwriter Information, and will reimburse such Company Indemnified Party for any legal or other expenses reasonably incurred by it in connection with defending against any such loss, claim, damage, liability or action. The indemnification obligations under this Section 6(b) are not exclusive and will be in addition to any liability which each Underwriter might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Company Indemnified Party.

c. Promptly after receipt by an Underwriter Indemnified Party under subsection (a) above of notice of any intention or threat to commence any action, suit or proceeding, or notice of the commencement of any action, suit or proceeding, such Underwriter Indemnified Party shall, if a claim in respect thereof is to be made against the Company under such subsection, notify the Company in writing of the commencement thereof; but the failure by the Underwriter Indemnified Party to notify the Company shall not relieve the Company from any liability that it may have to any Underwriter Indemnified Party, except to the extent that such failure or delay by the Underwriter Indemnified Party causes actual material harm to the Company or materially prejudices the Company’s ability to defend such action, suit or proceeding on behalf of such Underwriter Indemnified Party. In case any such action shall be brought against an Underwriter Indemnified Party, it shall notify the Company of the commencement thereof, and the Company shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Underwriter Indemnified Party, and after notice from the Company to such Underwriter Indemnified Party of the Company’s election to assume the defense thereof, the Company shall not be liable to such Underwriter Indemnified Party under such subsection for any legal or other expenses subsequently incurred by such Underwriter Indemnified Party in connection with the defense thereof; and an Underwriter Indemnified Party may employ counsel to participate in the defense of any such action, suit or proceeding, at the Underwriter Indemnified Party’s own expense, unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Underwriter Indemnified Party has reasonably concluded (based on advice of its counsel) that there may be legal defenses available to it or other Underwriter Indemnified Parties that are different from or in addition to those available to the Company, or that a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the Underwriter Indemnified Parties and the Company (in which case the Company will not have the right to direct the defense of such action on behalf of the Underwriter Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Underwriter Indemnified Party to assume the defense of such action, suit or proceeding within a reasonable time after receiving notice of the commencement of the action, suit or proceeding, in which cases the reasonable fees, disbursements and other charges of such counsel employed by the Underwriter Indemnified Party will be at the expense of the Company, provided that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys (and local counsel) representing the Indemnified Party.

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d. The Company under this Section 6 shall not be liable to any Underwriter Indemnified Party to the extent that any loss, claim, damage, or liability is adjudicated in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from an Underwriter Indemnified Party’s willful misconduct or gross negligence. The Company and its Subsidiaries agree that no Underwriter Indemnified Party shall be liable in any respect (whether direct or indirect, in contract or tort or otherwise) to the Company or its securityholders or creditors for any loss, claim, damage or alleged liability relating to or arising out of the engagement of the Representative pursuant to, or the performance by the Representative of the services contemplated by, this Agreement, except to the extent that any loss, claim, damage or alleged liability is adjudicated to have resulted primarily from such Underwriter Indemnified Party’s willful misconduct or gross negligence in a final, non-appealable judgment by a court of competent jurisdiction.

e. The Company under this Section 6 shall not be liable for any settlement of any proceeding effected without its prior written consent (not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Underwriter Indemnified Party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. The Company shall not, without the prior written consent of the Underwriter Indemnified Party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any Underwriter Indemnified Party is a party or could be named a party and indemnity was or would be sought hereunder by such Underwriter Indemnified Party, unless such settlement, compromise or consent (i) includes an unconditional release of such Underwriter Indemnified Party from all liability for claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Underwriter Indemnified Party. Notwithstanding the foregoing, if at any time an Underwriter Indemnified Party shall have requested the Company to reimburse the Underwriter Indemnified Party for fees and expenses of counsel pursuant to Section 6(c), the Company agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed such Underwriter Indemnified Party in accordance with such request prior to the date of such settlement.

f. If the indemnification provided for in this Section 6 is for any reason held unenforceable by an arbitrator or court of competent jurisdiction, or is otherwise unavailable or insufficient to hold harmless an Underwriter Indemnified Party under subsection (a) above or a Company Indemnifiied Party under subsection (b) above, then the Company or Underwriter, as applicable, shall contribute to the amount paid or payable by such Underwriter Indemnified Party or Company Indemnifiied Party, as applicable, as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, as applicable, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the Offering and sale of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Underwriting Fee received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (f) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (f). The amount paid by an Underwriter Indemnified Party or Company Indemnified Party, as applicable, as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such Underwriter Indemnified Party or Company Indemnified Party, as applicable, in connection with investigating or defending against any action or claim that is the subject of this subsection (f). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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g. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to pay pursuant to this Section 6, either as indemnification or contribution or both, any amount in excess of the amount of the Underwriting Fee actually received by it pursuant to this Agreement.

h. For purposes of this Agreement, the Underwriters confirm, and the Company acknowledges, that there is no information concerning the Underwriters furnished in writing to the Company by the Representative specifically for preparation of or inclusion in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, other than the Underwriter Information.

i. In the event that an Underwriter Indemnified Party is required to appear as a witness in any action brought by or on behalf of or against the Company in which it is not named as a defendant, the Company agrees to promptly reimburse the Representative on a monthly basis for all expenses incurred by it in connection with such Underwriter Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

j. In the event that multiple claims, actions, suits or proceedings are brought against an Underwriter Indemnified Party or the Company and indemnification is permitted with respect to at least one of such claims, actions, suits or proceedings under applicable law and this Agreement, the Company agrees that any judgment or arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent that the judgment or arbitration award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

(7) Term and Termination of Agreement. The term of this Agreement will commence upon the execution of this Agreement and will terminate upon the consummation of the final Closing of the Offering; provided that the Underwriters shall have the right to terminate this Agreement by giving notice to the Company at any time at or prior to the First Closing Date, and the option referred to in Section 1(b), if exercised, may be cancelled at any time prior to an Option Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Exchange, by such Exchange or by order of the Commission or any other governmental authority, (v) a banking moratorium shall have been declared by U.S. federal or New York State authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Representative’s reasonable judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability on the part of any party to any other party, except that those portions of this Agreement specified in Section 9 shall at all times be effective and shall survive such termination. Notwithstanding anything to the contrary in this Agreement, in the event that this Agreement shall not be carried out for any reason whatsoever, the Company shall be obligated to pay to the Underwriters their reasonable, actual and accountable out-of-pocket expenses related to the transactions contemplated herein, less any advances previously paid which as of the date hereof is $40,000 (the “Advances”), then due and payable, and upon demand the Company shall pay the full amount thereof to the Underwriters. To the extent that such out-of-pocket expenses are less than the Advances, the Underwriters will return to the Company that portion of the Advances not offset by such expenses. The Representative shall not be responsible for any expenses of the Company or others or for any charges or claims relative to the Offering if the Offering is not consummated due to the Representative abandoning the Offering. Notwithstanding anything to the contrary contained herein, any provision in this Agreement concerning or relating to confidentiality, indemnification, contribution, advancement, the Company’s representations and warranties and the Company’s obligations to pay fees and reimburse expenses will survive any expiration or termination of this Agreement.

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(8) Underwriter Default.

a. If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Securities or Option Securities, if the Over-Allotment Option is exercised hereunder, and if the Firm Securities or Option Securities , as applicable, with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate ten percent (10%) of the number of Firm Securities or Option Securities, as applicable, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion to the total number of Default Securities then being purchased as the number of Firm Securities or Option Securities, as applicable, set forth opposite the name of such Underwriter on Annex A hereto bears to the aggregate number of Firm Securities or Option Securities, as applicable, set forth opposite the names of the non-defaulting Underwriters; subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

b. In the event that the aggregate number of Default Securities exceeds ten percent (10%) of the number of Firm Securities or Option Securities, if the Over Allotment Option is exercised hereunder, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five (5) calendar days after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 8, but only in respective to a default on the Firm Securities, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 4(i), 6, 7, 8 and 9) or the Underwriters (except in each case as provided in Sections 6, 7, and 16), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder. Without limiting the generality of the foregoing, if this Agreement terminates pursuant to this Section 8( b), the Company’s obligations under Sections 4 (other than Section (4)(i)) and 16 shall immediately terminate. Notwithstanding the foregoing, in the case that the Representative does not arrange for the purchase of the Default Securities as provided in this Section 8 with to respective to only the Over Allotment Option, then the provisions of this Agreement shall remain in full force and effect.

c. In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the First Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ counsel, may be necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 8 with like effect as if it had originally been a party to this Agreement with respect to such Firm Securities or Option Securities, as applicable.

30

(9) Survival of Indemnities, Representations, Warranties, Etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including any termination pursuant to Section 7, the payment, reimbursement, indemnity and contribution agreements contained in Sections 4(i), 6, 7, 8 and 9 shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 6 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters, any person who controls the Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Underwriters, or by or on behalf of the Company, the Company’s directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities. The Company and the Underwriters agree to notify each other of the commencement of any proceeding against either of them promptly, and, in the case of the Company, against any of the Company’s officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement and the Prospectus.

(10) Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, delivered by reputable overnight courier (i.e., Federal Express) or delivered by facsimile or e-mail transmission to the parties hereto as follows:

If to the Company, to:

JFB CONSTRUCTION HOLDINGS.

1300 S. Dixie Highway, Suite B

Lantana, FL 33462

Attention: Joseph F. Basile III, Chief Executive Officer

Email: joe@jfbconstruction.net

with a copy to (which shall not constitute notice):

Austin Legal Group, APC

3990 Old Town Ave, Suite A-101

San Diego, CA 92110

Attention: Gina M. Austin, Esq.

Email: gaustin@austinlegalgroup.com

31

If to the Underwriters, to:

Kingswood Capital Partners, LLC

7280 W. Palmetto Park Rd.

Suite 301

Boca Raton, FL 33433

Attention: Brian Herman

Email: bherman@kingswoodus.com

with a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, New York 10105

Attention: Richard I. Anslow, Esq.

Email: ranslow@egsllp.com

Facsimile: (212) 370-7889

(11) Successors. This Agreement will inure to the benefit of and be binding upon parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

(12) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

(13) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, electronic delivery, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile, electronic copy, or “.pdf” signature page were an original thereof. If an electronic or digital signature is set forth on the signature page of this Agreement or on the signature page of any document delivered pursuant to this Agreement, such electronic or digital signature shall be deemed to be an original signature.

(14) Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

a. No Other Relationship. The Underwriters have been retained solely as independent contractors to act as underwriters in connection with the sale of Securities and that no fiduciary, advisory or agency relationship between the Company and any Underwriter and any Underwriter has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether any such Underwriter has advised or is advising the Company on other matters.

b. Arm’s-Length Negotiations. The price of the Firm Securities and Option Securities set forth in this Agreement was established by the Company following discussions and arm’s-length negotiations with the Underwriters is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

c. Absence of Obligation to Disclose. The Company has been advised that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company, and that the Underwriters have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

32

d. Waiver. The Company waives, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

(15) Amendment; Entire Agreement. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior and all contemporaneous agreements (whether written or oral), understandings and negotiations with respect to the subject matter hereof. This Agreement may only be amended or modified in writing, signed by the Company and the Representative, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

(16) Confidentiality. The Company agrees to cooperate with the Representative and to furnish, or cause to be furnished, to the Representative, all information and data concerning the Company, its Subsidiaries and the Offering that the Representative deems appropriate, including, without limitation, the Company’s acquisition plans and plans for raising capital or additional financing (the “Information”). The Company shall provide the Representative reasonable access during normal business hours from and after the date of execution of this Agreement until the date of the Closing to all of the Company’s and its Subsidiaries’ assets, properties, books, contracts, commitments and records, and to the Company’s and its Subsidiaries’ officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. The Company represents and warrants to the Representative that all Information: (i) made available by the Company to Representative or its agents, representatives and any potential syndicate or selling group member, (ii) contained in any preliminary or final prospectus prepared by the Company in connection with the Offering, and (iii) contained in any filing by the Company with any court or governmental regulatory agency, commission or instrumentality, will be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company further represents and warrants to the Representative that all such Information will have been prepared by the Company in good faith and will be based upon assumptions which, in light of the circumstances under which they were made, are reasonable. In the event of the consummation or public announcement of the Offering, the Underwriters shall have the right to disclose their participation in the Offering, including through, at the Underwriters’ cost, the use of “tombstone” advertisements in financial and other newspapers and journals. The Underwriters agree not to use any Information concerning the Company provided to the Underwriters by the Company for any purposes other than those contemplated under this Agreement.

(17) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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(18) Submission to Jurisdiction; Appointment of Agent for Service. The Company and hereby irrevocably submits to the exclusive jurisdiction of the U.S. federal and state courts in and for New York County, New York or the United States District Court for the Southern District of New York (each, a “New York Court”) in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each of the Company’s Subsidiaries irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the New York Courts, and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

(19) Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase United States dollars with such other currency in The State of New York on the Business Day preceding that on which final judgment is given. The obligation of the Company pursuant to this Agreement with respect to any sum due from it to the Underwriters or any person controlling the Underwriters shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first (1st) Business Day following receipt by the Underwriters or controlling person of any sum in such other currency, and only to the extent that the Underwriters or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to the Underwriters or controlling person hereunder, the Company agrees as a separate obligation and notwithstanding any such judgment, to indemnify the Underwriters or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to the Underwriters or controlling person hereunder, the Underwriters or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Underwriters or controlling person hereunder.

(20) Time of Essence. Time shall be of the essence of this Agreement.

[Signature Page Follows]

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Please sign and return to the Company the enclosed duplicates of this Agreement whereupon this Agreement will become a binding agreement between the Company and the Underwriters in accordance with its terms.

Very truly yours,

By:
Name:	Joseph F. Basile III
Title:	Chief Executive Officer

Accepted by the Representative, acting for itself and as Representative of the Underwriters named on Annex A hereto, as of the date first written above:

Kingswood Capital Partners, LLC

By:
	Name:	Brian Herman
	Title:	Senior Managing Director

Annex A

Name of Underwriters	Number of Securities Being Purchased from the Company (1)
Kingswood Capital Partners, LLC

Total	1,250,000

(1)	The Underwriters may purchase an additional 187,500 Option Securities, to the extent the option described in Section 1(b) of this Agreement is exercised in the manner described in this Agreement.

A-1

SCHEDULE I

Pricing Information

Initial public offering price per share for the Securities: $4.125

Number of Company Firm Securities offered: 1,250,000

Number of Option Securities offered: 187,500

S-I-1

SCHEDULE II

Certain Permitted Free Writing Prospectuses

[TBD]

S-II-1

SCHEDULE III

Subsidiaries

JFB Construction & Development, Inc. a Florida corporation

S-III-1

SCHEDULE IV

Lock-Up Parties

1.	Joseph F. Basile III
2.	Ruben Calderon
3.	Bjarne Borg
4.	David Clukey
5.	Nelson Garcia
6.	Christopher Melton
7.	Miklos “John” Gulyas
8.	Jamie Zambrana Jr.
9.	The Basile Family Irrevocable Trust

S-IV-1

SCHEDULE V

Testing the Waters Communications

[TBD].

S-V-1

EXHIBIT A

Form of Lock-Up Agreement

[●], 202f

Kingswood Capital Partners, LLC

7280 W. Palmetto Park Rd.

Suite 301

Boca Raton, FL 33433

As Representative of the Underwriters named on Annex A hereto

Ladies and Gentlemen:

As an inducement to the underwriters, for which Kingswood Capital Partners, LLC (the “Representative”) is acting as the representative, to execute an underwriting agreement (the “Underwriting Agreement”) providing for a public offering (the “Offering”) of units of the Company (“Units”), each Unit consisting of one share of Class A common stock, par value $0.0001 per share (“Share”), and one warrant of the Company, where each warrant entitles the holder to purchase one Share (the “Warrant,” together with the Units and Shares, the “Securities”)), of JFB Construction Holdings. and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Representative during the period specified in the third paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Shares (including Shares which may be deemed to be beneficially owned by the undersigned or an Affiliate (as defined below) of the undersigned or a person in privity with the undersigned or an Affiliate of the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired by the undersigned or an Affiliate of the undersigned or a person in privity with the undersigned or an Affiliate of the undersigned or with respect to which the undersigned or an Affiliate of the undersigned or a person in privity with the undersigned or an Affiliate of the undersigned has or hereafter acquires the power of disposition (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of Undersigned’s Securities or such other securities, in cash or otherwise; (3) make any written demand for or exercise any right with respect to, the registration of any Undersigned’s Securities or any security convertible into or exercisable or exchangeable for the Shares; or (4) publicly disclose the intention to do any of the foregoing. For purposes herein, “Affiliate” means, with respect to any Person (which means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, governmental authority or other entity of any kind), any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended.

E-A-1

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Undersigned’s Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

The Lock-Up Period will commence on the date of this Agreement and continue and include the date six (6) months after the date that the closing of the Offering pursuant to the Underwriting Agreement.

If the undersigned is an officer or director of the Company, (i) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Undersigned’s Securities, the Representative will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by issuing a press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if both (a) the release or waiver is effected solely to permit a transfer not for consideration, and (b) the transferee has agreed in writing to be bound by the same terms described in this letter that are applicable to the transferor, to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) transfers to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect Affiliate of the undersigned or (2) distributions of the Shares or any security convertible into or exercisable for the Shares to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, transfers to the beneficiary of such trust, (v) by testate succession or intestate succession or (vi) pursuant to the Underwriting Agreement; provided, in the case of clauses (i)-(v), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Representative to be bound by the terms of this Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. Furthermore, notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities in a transaction not involving a public offering or public resale; provided that (x) the transferee agrees in writing with the Representative to be bound by the terms of this Agreement, and (y) no filing by any party under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

E-A-2

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of the Undersigned’s Securities if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Representative that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, or (iii) the Offering is not consummated by ______ __, 202_.

The undersigned understands that the underwriters named in the Underwriting Agreement are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Agreement.

[Signature Page Follows]

E-A-3

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Print Name of Holder
By:

Print Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

E-A-4

EXHIBIT B

Form of Company Press Release for Waivers or Releases of Officer/Director Lock-Up Agreements

[●]

JFB Construction Holdings. (the “Company”) announced today that Kingswood Capital Partners, LLC (“Kingswood”), [the sole Underwriter], is [waiving] [releasing] [a] lock-up restriction[s] with respect to an aggregate of [●] Securities held by certain [officers] [directors] of the Company. These [officers] [directors] entered into lock-up agreements with Kingswood in connection with the Company’s initial public offering.

This [waiver] [release] will take effect on [●] [date that is at least 2 business days following date of this press release].

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act of 1933, as amended.

E-B-1